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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 14, 1998
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                        COMMERCIAL FEDERAL CORPORATION
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            (Exact name of registrant as specified in its charter)


              NEBRASKA                     1-11515          47-0658852
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     (State or other jurisdiction        (Commission       (I.R.S. Employer
         of incorporation)               File Number)    Identification Number)


2120 SOUTH 72nd STREET, OMAHA, NEBRASKA       68124
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(Address of principal executive offices)    (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
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                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)





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                        COMMERCIAL FEDERAL CORPORATION
                        ------------------------------

                                   FORM 8-K
                                   --------

                                CURRENT REPORT
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Item 2.  Acquisition and Disposition of Assets:
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     On August 14, 1998, Commercial Federal Corporation ("Commercial Federal")
     consummated its acquisition of First Colorado Bancorp, Inc. ("First Colorado"). Under the terms of the reorganization and merger agreement, Commercial Federal acquired all 18,564,766 outstanding shares of First Colorado's common stock in exchange for approximately 18,280,725 shares of its common stock (based on an exchange ratio of .9847). Based on Commercial Federal's closing stock price of $26.375 at August 14, 1998, the total consideration for this acquisition, excluding cash paid for fractional shares, approximated $482,154,000.

     First Colorado, headquartered in Lakewood, Colorado, was a unitary savings and loan holding company and the parent company of First Federal Bank of Colorado, a federally chartered stock savings bank that operated 27 branches in Colorado, with 23 branches located in the Denver metropolitan area and four in Colorado's western slope region. At July 31, 1998, pro forma financial results show that First Colorado had total assets of approximately $1.6 billion, deposits of approximately $1.2 billion and stockholders' equity of approximately $254.7 million. Total assets and stockholders' equity include the net proceeds totaling $32.5 million from a private placement of 1.4 million shares of common stock of First Colorado completed August 14, 1998. This acquisition is expected to be accounted for as a pooling of interests.

     Information regarding this acquisition is set forth in Commercial Federal's press release dated August 14, 1998, attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits:
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     (a) Financial Statements of Business Acquired:  To be filed by amendment as soon as practicable but not later than 60 days from the date this Current Report Form 8-K is required to be filed, or October 28, 1998.

     (b) Pro Forma Financial Information: To be filed by amendment as soon as practicable but not later than 60 days from the date this Current Report Form 8-K is required to be filed, or October 28, 1998.

     (c) Exhibits:

         Exhibit 99.   Press release dated August 14, 1998.

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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   COMMERCIAL FEDERAL CORPORATION
                                   ------------------------------
                                   (Registrant)


Date:  August  17, 1998            /s/  James A. Laphen
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                                   James A. Laphen, President, Chief Operating
                                   Officer and Chief Financial Officer (Duly
                                   Authorized and Principal Financial Officer)



Date:  August 17, 1998             /s/ Gary L. Matter
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                                   Gary L. Matter, Senior Vice President,
                                   Controller and Secretary
                                   (Principal Accounting Officer)

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